UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10573

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2017

Date of reporting period: April 30, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

APR    04.30.17

SEMI-ANNUAL REPORT

ALLIANCEBERNSTEIN

NATIONAL MUNICIPAL INCOME FUND

(NYSE: AFB)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AllianceBernstein National Municipal Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 1

SEMI-ANNUAL REPORT

June 12, 2017

This report provides management’s discussion of fund performance for AllianceBernstein National Municipal Income Fund for the semi-annual reporting period ended April 30, 2017. The Fund is a closed-end fund and its shares are listed and traded on the New York Stock Exchange.

The Fund seeks to provide high current income exempt from regular federal income tax by investing substantially all of its net assets in municipal securities that pay interest that is exempt from federal income tax.

RETURNS AS OF APRIL 30, 2017 (unaudited)

	6 Months	12 Months
ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND (NAV)	-1.88%	-0.90%
Bloomberg Barclays Municipal Bond Index	-0.34%	0.14%

The Fund’s market price per share on April 30, 2017 was $13.60. The Fund’s NAV price per share on April 30, 2017 was $14.71. For additional Financial Highlights, please see pages 46-47.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six- and 12-month periods ended April 30, 2017.

The Fund underperformed the benchmark for both periods. Yield-curve positioning detracted from performance for both periods, relative to the benchmark, because of an overweight to intermediate-duration bonds. Over the 12-month period, an underweight to state general obligation bonds benefited performance, while an overweight in pre-refunded bonds detracted. Security selection within special tax and transportation bonds added to performance and security selection in the industrial revenue bond sector detracted. Over the six-month period, security selection within the pre-refunded bond sector benefited performance and detracted within the state general obligation and health care sectors.

Leverage, achieved through the usage of auction rate preferred shares, tender option bonds (“TOBs”) and variable rate municipal term preferred shares, detracted from the Fund’s total return since yields rose over both periods, but benefited the Fund’s income since the spread between the Fund’s borrowing and investment rates remained positive.

The Fund utilized derivatives, including interest rate swaps for hedging purposes, which had no material impact on absolute performance, during both periods.

2 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

MARKET REVIEW AND INVESTMENT STRATEGY

The relatively strong performance of equities and corporate bonds during both periods reflected investors’ expectations that economic growth should be solid going forward. Within the municipal market, this sentiment was reflected in higher interest rates and the better performance of mid-grade bonds over high-grade bonds. The Fund’s Senior Investment Management Team (the “Team”) positioned the Fund to be what it considers neutral with respect to interest-rate risk. Given the still-sizable debt overhang in the US and other major economies, rates may not climb as high as they have in previous tightening cycles, and this may limit future increases in longer-term bond yields.

The specter of tax reform remains on the horizon, though the chances of significant reform have declined recently as Republicans continue to grapple with repealing and replacing the Affordable Care Act. At the end of the reporting period, the market yields of municipal bonds relative to taxable bonds suggested a low probability of significant tax reform. The after-tax income of municipals relative to taxable bonds would be below average, however, if tax rates were cut to 33%, as proposed by both President Trump and House Speaker Ryan. The relative advantage of municipals would fall sharply if long-term capital gains rates were cut as in certain proposals and taxable interest were subject to the same reduced rate. While significant tax reform may be unlikely in the near term, the Team continues to position the Fund with a relatively small portion in the longest-maturity bonds; this may potentially reduce the Fund’s exposure to tax reform should a push to significantly cut taxes materialize in the months ahead.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 3.70% and 1.06%, respectively.

Since February 2008, auctions of the auction rate preferred shares have had fewer buyers than sellers and, as a result, the auctions have “failed”. The failed auctions did not lower the credit quality of the auction rate preferred shares, but rather meant that a holder was unable to sell the auction

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 3

rate preferred securities in the auctions, so that there was a loss of liquidity for the holders of the auction rate preferred shares. When an auction fails, the auction rate preferred shares pay interest on a formula-based maximum rate based on AA-commercial paper and short-term municipal bond rates. In the extremely low short-term interest rate environment of recent years, the interest rates resulting from such a formula have been much lower than the returns on the Fund’s investments and the cost of alternative forms of leverage available to the Fund. However, to the extent that the cost of this leverage increases in the future and earnings from the Fund’s investments do not increase, the Fund’s net investment returns may decline.

In July 2015, the Fund announced a tender offer of up to 100% of its outstanding auction rate preferred shares at a price equal to 94% of the liquidation preference of $25,000 per share. The result of accepting tendered shares in September 2015, and replacing the leverage associated with these shares with an alternative form of leverage, was to increase the Fund’s net asset value, but at least in the near term to increase the cost of leverage. Over time, the Team believes diversifying sources of leverage will lead to lower borrowing costs.

The Team continues to explore, and discuss with the Board of Directors, other liquidity and leverage options, including TOBs, which it has used in the past; this may result in additional auction rate preferred shares being redeemed in the future. The Fund is not required to redeem any auction rate preferred shares, and the Team expects to continue to rely on the auction rate preferred shares for a portion of the Fund’s leverage exposure.

INVESTMENT POLICIES

The Fund will normally invest at least 80%, and normally substantially all, of its net assets in municipal securities paying interest that is exempt from regular federal income tax. The Fund also normally will invest at least 75% of its assets in investment-grade municipal securities or unrated municipal securities considered to be of comparable quality. The Fund may invest up to 25% of its net assets in municipal bonds rated below investment-grade and unrated municipal bonds considered to be of comparable quality as determined by the Adviser. The Fund intends to invest primarily in municipal securities that pay interest that is not subject to the federal alternative minimum tax (“AMT”), but may invest without limit in municipal securities paying interest that is subject to the federal AMT. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on pages 5-8 and “Note G—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 40-44.

4 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

DISCLOSURES AND RISKS

AllianceBernstein National Municipal Income Fund

Shareholder Information

Weekly comparative net asset value (“NAV”) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds”. Daily NAVs and market price information, and additional information regarding the Fund, is available at www.abfunds.com and www.nyse.com. For additional shareholder information regarding this Fund, please see pages 48-49.

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. In addition, the Index does not reflect the use of leverage, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Among the risks of investing in the Fund are changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund’s Adviser, the Fund may invest up to 25% of its net assets in municipal bonds that are rated below investment grade (i.e., “junk bonds”). These securities involve greater volatility and risk than higher-quality fixed-income securities.

Leverage Risks: The Fund uses financial leverage for investment purposes, which involves leverage risk. The Fund’s outstanding auction preferred shares and variable rate municipal fund term preferred shares (together “Preferred Shares”) result in leverage. The Fund may also use other types of financial leverage, including TOBs, either in combination with, or in lieu of, the Preferred Shares. The Fund utilizes leverage to seek to enhance the yield and NAV attributable to its Common Stock. These

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 5

DISCLOSURES AND RISKS (continued)

objectives may not be achieved in all interest rate environments. Leverage creates certain risks for holders of Common Stock, including the likelihood of greater volatility of the NAV and market price of the Common Stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. As a result, the amounts available for distribution to Common Stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the Preferred Shares or the floaters issued in connection with the Fund’s TOB transactions would increase. In addition, the interest paid on inverse floaters held by the Fund, whether issued in connection with the Fund’s TOB transactions or purchased in a secondary market transaction, would decrease. Under such circumstances, the Fund’s income and distributions to Common Stockholders may decline, which would adversely affect the Fund’s yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value attributable to the Fund’s common stock and possibly the market value of the shares.

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the net income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable bonds.

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income

6 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

DISCLOSURES AND RISKS (continued)

securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 7

DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

8 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO SUMMARY

April 30, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $422.9

1	All data are as of April 30, 2017. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 9

PORTFOLIO OF INVESTMENTS

April 30, 2017 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 160.1%
Long-Term Municipal Bonds – 160.1%
Alabama – 2.6%
Alabama Public School & College Authority Series 2009A 5.00%, 5/01/29 (Pre-refunded/ETM)	$3,000	$3,233,280
County of Jefferson AL (County of Jefferson AL Sch Warrants) Series 2004A 5.25%, 1/01/18-1/01/23	3,100	3,105,174
State of Alabama Docks Department AGM Series 2017A 5.00%, 10/01/34	2,000	2,219,240
AGM Series 2017C 5.00%, 10/01/36	2,000	2,269,160

		10,826,854

Arizona – 1.1%
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/22-12/01/23	4,150	4,859,002

Arkansas – 0.5%
Pulaski County Public Facilities Board (Baptist Health) Series 2014 5.00%, 12/01/42	2,000	2,177,280

California – 24.7%
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 5/01/32-5/01/39	5,500	6,253,850
Bay Area Toll Authority Series 2013S 5.00%, 4/01/32	5,720	6,609,975
California Econ Recovery Series 2009A 5.25%, 7/01/21 (Pre-refunded/ETM)	4,860	5,303,718
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/37-11/21/45(a)	7,000	7,470,160
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2009A 5.25%, 5/15/29	5,700	6,171,903

10 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of San Bernardino CA COP Series 2009A 5.25%, 8/01/26	$1,455	$1,563,892
Los Angeles Community College District/CA Series 2008F-1 5.00%, 8/01/28 (Pre-refunded/ETM)	5,800	6,092,784
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2013B 5.00%, 7/01/34	1,770	2,041,907
Los Angeles Department of Water & Power PWR Series 2013A 5.00%, 7/01/30 (Pre-refunded/ETM)	90	106,550
5.00%, 7/01/30	6,165	7,164,470
Series 2013B 5.00%, 7/01/30	10,000	11,756,000
Los Angeles Department of Water & Power WTR Series 2013B 5.00%, 7/01/32	3,840	4,485,158
San Bernardino County Transportation Authority Series 2015-2 5.00%, 3/01/32-3/01/34(b)	11,340	13,209,832
State of California Series 2013 5.00%, 11/01/30	5,800	6,747,314
University of California Series 2012G 5.00%, 5/15/31	7,000	8,076,880
Series 2013A 5.00%, 5/15/30-5/15/32	9,855	11,501,264

		104,555,657

Colorado – 2.0%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2013B 5.25%, 11/15/31	6,680	7,891,218
Colorado Health Facilities Authority (Evangelical Lutheran Good Samaritan Obligated Group) Series 2006 5.25%, 6/01/19-6/01/23	705	706,442

		8,597,660

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 11

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Connecticut – 9.7%
State of Connecticut Series 2013C 5.00%, 7/15/27	$7,165	$8,240,897
Series 2013E 5.00%, 8/15/29	4,800	5,499,600
Series 2015F 5.00%, 11/15/32	5,000	5,611,800
State of Connecticut Special Tax Revenue Series 2011A 5.00%, 12/01/28	5,000	5,704,700
Series 2012 5.00%, 1/01/29	13,855	15,908,865

		40,965,862

District of Columbia – 1.7%
District of Columbia Series 2013A 5.00%, 6/01/29	5,000	5,857,450
Metropolitan Washington Airports Authority Series 2016A 5.00%, 10/01/35	1,000	1,131,350

		6,988,800

Florida – 11.0%
Alachua County Health Facilities Authority (Shands Teaching Hospital and Clinics Obligated Group) Series 2014A 5.00%, 12/01/44	4,560	4,942,219
Brevard County Health Facilities Authority (Health First, Inc. Obligated Group) Series 2014 5.00%, 4/01/33	1,000	1,086,230
City of Orlando FL Series 2014A 5.00%, 11/01/44 (Pre-refunded/ETM)	7,720	9,342,358
5.25%, 11/01/33 (Pre-refunded/ETM)	5,620	6,893,042
County of Miami-Dade FL Aviation Revenue Series 2014A 5.00%, 10/01/33	1,000	1,120,700
Florida Ports Financing Commission Series 2011A 5.00%, 10/01/25-10/01/27	4,205	4,788,059
Halifax Hospital Medical Center (Halifax Hospital Medical Center Obligated Group) Series 2015 5.00%, 6/01/35	2,655	2,882,454

12 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2014 5.00%, 11/15/39	$9,250	$9,883,625
South Florida Water Management District COP Series 2016 5.00%, 10/01/33	5,000	5,705,350

		46,644,037

Georgia – 1.3%
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2014B 5.00%, 1/01/31-1/01/32	4,675	5,373,878

Hawaii – 2.8%
State of Hawaii Series 2015E 4.00%, 10/01/34-10/01/35	3,500	3,685,350
State of Hawaii Airports System Revenue Series 2010A 5.00%, 7/01/34	5,000	5,520,250
Series 2015A 5.00%, 7/01/45	2,500	2,754,775

		11,960,375

Illinois – 9.6%
Chicago O’Hare International Airport Series 2016B 5.00%, 1/01/41	8,000	8,864,320
Series 2016C 5.00%, 1/01/38	2,350	2,613,153
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/31	1,250	1,250,025
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015A 5.00%, 11/15/45	4,500	4,849,560
Illinois State Toll Highway Authority Series 2015B 5.00%, 1/01/33-1/01/40	8,800	9,869,110
State of Illinois Series 2012 5.00%, 3/01/31	1,000	1,009,320
Series 2014 5.00%, 4/01/30-2/01/39	12,070	12,110,768

		40,566,256

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Indiana – 1.0%
Indiana Finance Authority (I-69 Development Partners LLC) Series 2014 5.00%, 9/01/46	$250	$256,303
5.25%, 9/01/34-9/01/40	2,700	2,836,923
Indiana Finance Authority (WVB East End Partners LLC) Series 2013A 5.00%, 7/01/44	1,250	1,335,187

		4,428,413

Kentucky – 2.3%
Kentucky Economic Development Finance Authority (Next Generation Kentucky Information Highway) Series 2015A 4.25%, 7/01/35	1,000	1,004,810
Kentucky Municipal Power Agency NATL Series 2015A 5.00%, 9/01/30	2,500	2,814,900
Kentucky Turnpike Authority Series 2013A 5.00%, 7/01/29	5,000	5,783,650

		9,603,360

Louisiana – 1.8%
City of New Orleans LA AGC Series 2007A 5.00%, 12/01/22 (Pre-refunded/ETM)	5,875	6,014,120
Louisiana Agricultural Finance Authority (Louisiana Agricultural Finance Authority State Lease) Series 2007 5.25%, 9/15/17	1,200	1,212,576
Louisiana Local Government Environmental Facilities & Community Development Auth Series 2009A 5.00%, 4/01/26 (Pre-refunded/ETM)	535	574,981

		7,801,677

Maryland – 1.7%
Maryland Health & Higher Educational Facilities Authority (Meritus Medical Center Obligated Group) Series 2015 5.00%, 7/01/45	6,725	7,193,800

14 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts – 4.2%
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2011B 5.00%, 10/15/32	$13,000	$14,819,090
Series 2012B 5.00%, 8/15/30	2,480	2,856,563

		17,675,653

Michigan – 8.8%
Detroit City School District Series 2012A 5.00%, 5/01/26-5/01/27	6,045	6,691,389
Michigan Finance Authority (Great Lakes Water Authority Water Supply System) AGM Series 2014D-1 5.00%, 7/01/35	1,250	1,392,075
Michigan Finance Authority (Henry Ford Health System Obligated Group) Series 2016 4.00%, 11/15/36	2,815	2,826,063
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/34	2,250	2,428,020
Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2013 8.50%, 12/01/30(a)	3,735	4,128,744
Plymouth Educational Center Charter School Series 2005 5.125%, 11/01/23(c)	2,140	1,928,996
Wayne State University Series 2009A 5.00%, 11/15/29	8,660	9,354,445
5.00%, 11/15/29 (Pre-refunded/ETM)	7,840	8,587,309

		37,337,041

Minnesota – 0.7%
City of Minneapolis MN (Fairview Health Services Obligated Group) Series 2015A 5.00%, 11/15/33	2,700	3,058,236

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Missouri – 0.5%
City of Kansas City MO Series 2008C 5.00%, 4/01/28 (Pre-refunded/ETM)	$2,000	$2,074,040

New Jersey – 9.4%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014P 5.00%, 6/15/31	2,500	2,552,375
Series 2016B 5.50%, 6/15/30	5,000	5,394,650
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.125%, 1/01/34	1,000	1,101,380
New Jersey Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group) Series 2014 5.00%, 7/01/44	6,450	6,989,865
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/29	4,750	5,053,667
New Jersey Turnpike Authority Series 2012B 5.00%, 1/01/29	6,500	7,359,950
Series 2013A 5.00%, 1/01/31	5,000	5,629,950
Series 2016A 5.00%, 1/01/34	5,000	5,688,050

		39,769,887

New York – 27.2%
City of New York NY Series 2012B 5.00%, 8/01/30	5,070	5,815,392
Series 2012I 5.00%, 8/01/28	8,780	10,094,366
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/29	4,000	4,623,320
Series 2012F 5.00%, 11/15/27	1,575	1,828,496

16 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2013A 5.00%, 11/15/29	$1,830	$2,107,959
Series 2014B 5.25%, 11/15/34	4,000	4,663,320
Series 2014C 5.00%, 11/15/32	1,000	1,145,560
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2016A 5.25%, 11/15/35(b)	14,260	16,902,948
New York City Municipal Water Finance Authority Series 2011HH 5.00%, 6/15/26	5,000	5,623,550
Series 2013D 5.00%, 6/15/34	3,600	4,098,672
New York City NY Transitional Series 2007B 5.00%, 8/01/34-8/01/37(b)	10,000	11,461,900
New York State Dormitory Authority Series 2012D 5.00%, 2/15/29 (Pre-refunded/ETM)	1,135	1,310,289
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012B 5.00%, 3/15/32	7,600	8,618,172
Series 2012D 5.00%, 2/15/29	6,865	7,847,038
New York State Environmental Facilities Corp. (New York NY Mun Wtr Fin Auth) 5.00%, 6/15/24-6/15/27(b)	7,000	7,308,070
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/32	4,400	5,017,452
Series 2014-186 5.00%, 10/15/44	8,000	8,813,920
Ulster County Industrial Development Agency (Kingston Regional Senior Living Corp.) Series 2007A 6.00%, 9/15/27	1,775	1,782,437
Utility Debt Securitization Authority Series 2013T 5.00%, 12/15/30	5,000	5,891,250

		114,954,111

North Carolina – 2.3%
County of Iredell NC COP AGM Series 2008 5.25%, 6/01/22 (Pre-refunded/ETM)	1,080	1,129,788

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

North Carolina Medical Care Commission (Vidant Health Obligated Group) Series 2015 5.00%, 6/01/45	$4,445	$4,848,428
University of North Carolina at Greensboro Series 2014 5.00%, 4/01/33	3,145	3,555,832

		9,534,048

Ohio – 0.0%
Columbiana County Port Authority (Apex Environmental LLC) Series 2004 Zero Coupon, 8/01/25(d)	1,840	17,480
Series 2014 Zero Coupon, 8/01/25(d)	248	2,353

		19,833

Oklahoma – 0.4%
Tulsa Airports Improvement Trust BAM Series 2015A 5.00%, 6/01/45	1,700	1,836,459

Oregon – 1.4%
Oregon State Lottery Series 2011A 5.25%, 4/01/25	695	794,204
5.25%, 4/01/25 (Pre-refunded/ETM)	4,305	4,947,780

		5,741,984

Pennsylvania – 9.0%
Allegheny County Industrial Development Authority (Residential Resources, Inc./PA) Series 2006 5.00%, 9/01/21	500	500,920
Butler County Hospital Authority (Butler Health System Obligated Group) Series 2015 5.00%, 7/01/35-7/01/39	3,510	3,750,987
Montgomery County Industrial Development Authority/PA Series 2010 5.25%, 8/01/33 (Pre-refunded/ETM)	3,480	3,924,744
Montour School District AGM Series 2015B 5.00%, 4/01/34-4/01/35	6,520	7,355,044

18 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/34-6/30/42	$9,270	$10,066,455
Pennsylvania Turnpike Commission Series 2014A 5.00%, 12/01/31-12/01/33	6,355	7,155,842
Philadelphia Authority for Industrial Development (LLPCS Foundation) Series 2005A 5.25%, 7/01/24(d)(e)(f)	1,150	11,500
School District of Philadelphia (The) Series 2016F 5.00%, 9/01/35	5,000	5,349,600

		38,115,092

South Carolina – 1.3%
South Carolina Ports Authority Series 2015 5.00%, 7/01/45	5,000	5,402,800

Tennessee – 1.8%
Chattanooga-Hamilton County Hospital Authority (Erlanger Medical Center) Series 2014 5.00%, 10/01/44	7,500	7,776,900

Texas – 15.3%
Alvin Independent School District/TX Series 2009B 5.00%, 2/15/28 (Pre-refunded/ETM)	960	1,028,218
Arlington Higher Education Finance Corp. (Lifeschool of Dallas) Series 2014A 5.00%, 8/15/39	4,805	5,379,293
Arlington Higher Education Finance Corp. (Uplift Education) Series 2016A 5.00%, 12/01/36	1,740	1,869,404
Austin Community College District Public Facility Corp. Series 2015 5.00%, 8/01/33	5,000	5,655,150
Bexar County Health Facilities Development Corp. Series 2007 5.00%, 7/01/27 (Pre-refunded/ETM)	70	70,460

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Bexar County Health Facilities Development Corp. (Army Retirement Residence Obligated Group) Series 2007 5.00%, 7/01/27	$335	$335,707
Central Texas Regional Mobility Authority Series 2016 5.00%, 1/01/40	3,500	3,848,005
City of Austin TX Water & Wastewater System Revenue Series 2013A 5.00%, 11/15/28-11/15/29	8,075	9,426,064
City of Houston TX Combined Utility System Revenue Series 2011D 5.00%, 11/15/26 (Pre-refunded/ETM)	6,000	6,936,960
Dallas Independent School District Series 2008 6.00%, 2/15/28 (Pre-refunded/ETM)	2,500	2,598,450
Fort Bend Independent School District Series 2009 5.00%, 2/15/27	7,560	8,212,503
Love Field Airport Modernization Corp. Series 2015 5.00%, 11/01/31	1,000	1,137,740
North Texas Tollway Authority Series 2015B 5.00%, 1/01/40	5,000	5,527,850
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	1,720	1,917,680
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) Series 2013 6.75%, 6/30/43	3,000	3,371,400
University of Texas System (The) Series 2009A 5.25%, 8/15/22 (Pre-refunded/ETM)	6,825	7,192,936

		64,507,820

Utah – 1.2%
Salt Lake City Corp. Airport Revenue Series 2017A 5.00%, 7/01/47	4,500	5,060,520

20 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Washington – 2.6%
FYI Properties (FYI Properties WA State Lease) Series 2009 5.00%, 6/01/27	$3,885	$4,177,035
5.125%, 6/01/28	5,200	5,601,908
Port of Seattle WA Series 2015A 5.00%, 4/01/40	1,000	1,129,860

		10,908,803

Wisconsin – 0.2%
State of Wisconsin Series 2003-3 5.00%, 11/01/26	725	727,168

Total Municipal Obligations (cost $639,845,080)		677,043,306

	Shares
SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.57%(g)(h) (cost $669,305)	669,305	669,305

Total Investments – 160.3% (cost $640,514,385)		677,712,611
Other assets less liabilities – (38.5)%		(162,688,512)
Preferred Shares at liquidation value – (21.8)%		(92,125,000)

Net Assets Applicable to Common Shareholders – 100.0%(i)		$422,899,099

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	$84,000	9/01/17	0.638%	SIFMA*	$106,886

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2017, the aggregate market value of these securities amounted to $11,598,904 or 2.7% of net assets.

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

(b)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note H).

(c)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Plymouth Educational Center Charter School Series 2005 5.125%, 11/01/23	11/30/05	$2,126,533	$1,928,996	0.46%

(d)	Illiquid security.

(e)	Defaulted.

(f)	Non-income producing security.

(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(i)	Portfolio percentages are calculated based on net assets applicable to common shareholders.

As of April 30, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.7% and 1.1%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

COP – Certificate of Participation

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

OSF – Order of St. Francis

See notes to financial statements.

22 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

April 30, 2017 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $639,845,080)	$677,043,306
Affiliated issuers (cost $669,305)	669,305
Interest receivable	9,779,266
Deferred offering costs	236,952
Unrealized appreciation on interest rate swaps	106,886
Affiliated dividends receivable	916

Total assets	687,836,631

Liabilities
Variable Rate MuniFund Term Preferred Shares, at liquidation value	141,100,000
Payable for floating rate notes issued*	30,995,000
Advisory fee payable	276,341
Interest expense payable	255,425
Dividends payable—Auction Preferred Shares	16,170
Other liabilities	34,598
Accrued expenses	134,998

Total liabilities	172,812,532

Auction Preferred Shares, at Liquidation Value
Auction Preferred shares, $.001 par value per share; 11,400 shares authorized, 3,685 shares issued and outstanding at $25,000 per share liquidation preference	$92,125,000

Net Assets Applicable to Common Shareholders	$422,899,099

Composition of Net Assets Applicable to Common Shareholders
Common stock, $.001 par value per share; 1,999,988,600 shares authorized, 28,744,936 shares issued and outstanding	$28,745
Additional paid-in capital	415,396,953
Distributions in excess of net investment income	(576,410)
Accumulated net realized loss on investment transactions	(29,255,301)
Net unrealized appreciation on investments	37,305,112

Net Assets Applicable to Common Shareholders	$422,899,099

Net Asset Value Applicable to Common Shareholders (based on 28,744,936 common shares outstanding)	$14.71

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note H).

See notes to financial statements.

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 23

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2017 (unaudited)

Investment Income
Interest	$12,981,954
Dividends—Affiliated issuers	4,583
Other income(a)	27,708	$13,014,245

Expenses
Advisory fee (see Note B)	1,775,816
Auction Preferred Shares-auction agent’s fees	22,868
Custodian	79,195
Audit and tax	32,646
Printing	25,830
Legal	19,817
Registration fees	13,751
Transfer agency	13,525
Directors’ fees and expenses	12,576
Miscellaneous	54,661

Total expenses before interest expense, fees and amortization of offering costs	2,050,685
Interest expense, fees and amortization of offering costs	1,412,661

Total expenses	3,463,346
Less: expenses waived and reimbursed by the Adviser (see Note B)	(2,449)

Net expenses		3,460,897

Net investment income		9,553,348

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(1,892,316)
Swaps		9,873
Net change in unrealized appreciation/depreciation of:
Investments		(16,506,351)
Swaps		70,081

Net loss on investment transactions		(18,318,713)

Dividends to Auction Preferred Shareholders from
Net investment income		(509,813)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations		$(9,275,178)

(a)	Other income represents a refund for overbilling of prior years’ custody out-of-pocket fees.

See notes to financial statements.

24 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

APPLICABLE TO COMMON SHAREHOLDERS

Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016
Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations
Net investment income	$9,553,348	$20,452,654
Net realized loss on investment transactions	(1,882,443)	(846,455)
Net change in unrealized appreciation/depreciation of investments	(16,436,270)	15,754,591
Dividends to Auction Preferred Shareholders from
Net investment income	(509,813)	(581,040)

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(9,275,178)	34,779,750
Dividends and Distributions to Common Shareholders from
Net investment income	(9,339,230)	(20,037,447)
Return of capital	– 0	–	(755,490)

Total dividends and distributions to common shareholders	(9,339,230)	(20,792,937)

Total increase (decrease)	(18,614,408)	13,986,813
Net Assets Applicable to Common Shareholders
Beginning of period	441,513,507	427,526,694

End of period (including distributions in excess of net investment income of ($576,410) and ($280,715), respectively)	$422,899,099	$441,513,507

See notes to financial statements.

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 25

STATEMENT OF CASH FLOWS

For the Six Months Ended April 30, 2017 (unaudited)

Cash flows from operating activities
Net decrease in net assets from operations		$(8,765,365)
Reconciliation of net increase in net assets from operations to net increase in cash from operating activities:
Purchases of long-term investments	$(57,566,429)
Purchases of short-term investments	(25,766,469)
Proceeds from disposition of long-term investments	52,014,545
Proceeds from disposition of short-term investments	36,318,210
Net realized loss on investment transactions	1,882,443
Net change in unrealized appreciation/depreciation on investment transactions	16,436,270
Net accretion of bond discount and amortization of bond premium	2,093,711
Increase in interest receivable	(59,316)
Decrease in affiliated dividends receivable	499
Decrease in deferred offering costs	22,004
Decrease in payable for investments purchased	(6,728,539)
Decrease in advisory fee payable	(17,834)
Increase in interest expense payable	5,515
Decrease in other liabilities	(29,224)
Decrease in accrued expenses	(1,572)
Proceeds on swaps, net	9,873
Total adjustments		18,613,687

Net increase in cash from operating activities		$9,848,322

Cash flows from financing activities
Cash dividends paid	(9,848,322)
Net decrease in cash from financing activities		(9,848,322)

Net increase in cash		—
Net change in cash
Cash at beginning of period		—

Cash at end of period		$—

Supplemental disclosure of cash flow information:
Interest expense paid during the period	$1,385,142

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its substantial investments in floating rate notes and Variable Rate MuniFund Term Preferred Shares throughout the period.

See notes to financial statements

26 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS

April 30, 2017 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein National Municipal Income Fund, Inc. (the “Fund”) was incorporated in the State of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 27

NOTES TO FINANCIAL STATEMENTS (continued)

at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable

28 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 29

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2017:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$652,153,660		$24,889,646		$677,043,306
Short-Term Investments		669,305		– 0	–	– 0	–	669,305

Total Investments in Securities		669,305		652,153,660		24,889,646		677,712,611
Other Financial Instruments(a):
Assets:
Interest Rate Swaps		– 0	–	106,886		– 0	–	106,886
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total(b)		$669,305		$652,260,546		$24,889,646		$677,819,497

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(b)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Total
Balance as of 10/31/16	$28,275,588		$28,275,588
Accrued discounts/(premiums)	(46,716)		(46,716)
Realized gain (loss)	24,629		24,629
Change in unrealized appreciation/depreciation	(309,355)		(309,355)
Purchases	70,185		70,185
Sales	(3,124,685)		(3,124,685)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 4/30/17	$24,889,646		$24,889,646

Net change in unrealized appreciation/depreciation from investments held as of 4/30/17(a)	$(251,899)		$(251,899)

(a)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

As of April 30, 2017, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the

30 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 31

NOTES TO FINANCIAL STATEMENTS (continued)

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at the annual rate of 0.55% of the Fund’s average daily net assets. Such advisory fee, which is calculated on the basis of the assets attributable to the Fund’s common and preferred shareholders, is accrued daily and paid monthly. In computing daily net assets for purposes of determining the advisory fee payable, the Fund calculates daily the value of the total assets of the Fund, minus the value of the total liabilities of the Fund, except that the aggregate liquidation preference of the VMTP shares, which is a liability for financial reporting purposes, is not deducted.

Under the terms of the shareholder inquiry agency agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended April 30, 2017, there was no reimbursement paid to ABIS.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the Portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For

32 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

the six months ended April 30, 2017, such waiver amounted to $2,449. A summary of the Fund’s transactions in shares of the Government Money Market Portfolio for the six months ended April 30, 2017 is as follows:

Market Value 10/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/17 (000)	Dividend Income (000)
$ 5,721	$25,766	$30,818	$669	$5

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)...................	$57,566,429		$51,985,321
U.S. government securities......................	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Gross unrealized appreciation	$39,389,376
Gross unrealized depreciation	(2,191,150)

Net unrealized appreciation	$37,198,226

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 33

NOTES TO FINANCIAL STATEMENTS (continued)

swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund

34 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2017, the Fund held interest rate swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination.

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 35

NOTES TO FINANCIAL STATEMENTS (continued)

Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the six months ended April 30, 2017, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$106,886

Total		$106,886

36 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$9,873	$70,081

Total		$9,873	$70,081

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2017:

Interest Rate Swaps:
Average notional amount	$84,000,000

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2017:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Goldman Sachs Bank USA	$106,886	$	– 0	–	$	– 0	–	$	– 0	–	$106,886

Total	$106,886	$	– 0	–	$	– 0	–	$	– 0	–	$106,886	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE D

Common Stock

There are 28,744,936 shares of common stock outstanding at April 30, 2017. During the six months ended April 30, 2017 and October 31, 2016, the Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan.

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 37

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Auction Preferred Shares

The Fund has 11,400 shares authorized and 3,685 shares issued and outstanding of auction preferred stock (the “APS”), consisting of 894 shares of Series M, 654 shares of Series T, 706 shares of Series W and 1,431 shares of Series TH. The APS have a liquidation value of $25,000 per share plus accumulated, unpaid dividends. The dividend rate on the APS may change every 7 days as set by the auction agent for series M, T, W and TH. Due to the recent failed auctions, the dividend rate is the “maximum rate” set by the terms of the APS, which is based on AA commercial paper rates and short-term municipal bond rates. The dividend rate on Series M is 1.51% effective through May 1, 2017, Series T is 1.51% effective through May 2, 2017, Series W is 1.51% effective through May 3, 2017 and Series TH is 1.48% effective through May 4, 2017.

At certain times, the Fund may voluntarily redeem the APS in certain circumstances. The Fund is not required to redeem any of its APS and expects to continue to rely on the APS for a portion of its leverage exposure. The Fund may also pursue other liquidity solutions for the APS.

Variable Rate MuniFund Term Preferred Shares

During the year ended October 31, 2015, the Fund completed a private offering of Variable Rate MuniFund Term Preferred Shares (the “VMTPS”), having a liquidation preference of $25,000 per share. The Fund issued and sold 5,644 the VMTPS in its offering. The net proceeds from the offering were used to repurchase the APS that were accepted for payment pursuant to the Offer. The VMTPS rank pari passu with the remaining outstanding APS but are subject to a mandatory redemption by the Fund in September 2022. The cost of leverage to the Fund resulting from the issuance of the VMTPS is expected to vary over time and to differ from, and in some cases may exceed, the cost of leverage associated with the APS, as is the case at April 30, 2017, although the Adviser anticipates that, in general, an increase in interest rates beyond a certain level may result in the VMTPS being more economical to the Fund.

The VMTPS generally do not trade, and market quotations are generally not available. The VMTPS are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a SIFMA Municipal Swap index, plus an additional fixed “spread” amount of 1.30%, established at the time of issuance. As of April 30, 2017, the dividend rate for the VMTPS was 2.20%. In the Fund’s statement of assets and liabilities, the aggregate liquidation preference of the VMTPS is shown as a liability in accordance with U.S. GAAP because the VMTPS have a stated mandatory redemption date. For the six months ended April 30, 2017, the

38 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

average amount of the VMTPS outstanding and the daily weighted average dividend rate were $141,100,000 and 2.00%, respectively.

Dividends on the VMTPS (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on the VMTPS are recorded as “Interest expense payable” on the statement of assets and liabilities. Dividends accrued on the VMTPS are recorded as a component of “Interest expense, fees and amortization of offering costs” on the statement of operations.

Costs incurred by the Fund in connection with its offering of the VMTPS were recorded as a deferred charge, which are amortized over the life of the shares and are recorded as “Deferred offering costs” on the statement of assets and liabilities and included within “Interest expense, fees and amortization of offering costs” on the statement of operations. The VMTPS are treated as equity for tax purposes. During the six months ended April 30, 2017, no additional costs were incurred and capitalized by the Fund.

The preferred shareholders, including the holders of both the APS and the VMTPS, voting together as a separate class, have the right to elect at least two directors at all times and to elect a majority of the directors in the event two years’ dividends on the preferred shares are unpaid. In each case, the remaining directors will be elected by the common shareholders and preferred shareholders voting together as a single class. The preferred shareholders will vote as a separate class on certain other matters as required under the Fund’s Charter, the Investment Company Act of 1940 and Maryland law, and management regularly evaluates, and discusses with the Fund’s Board of Directors, the costs and potential benefits of alternative sources of leverage for the Fund.

NOTE F

Distributions to Common Shareholders

The tax character of distributions to be paid for the year ending October 31, 2017 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2016 and October 31, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$22,254	$4,479
Tax-exempt income	20,015,193	23,315,406

Distributions Paid	20,037,447	23,319,885
Tax return of capital	755,490	216,468

Total distributions paid	$20,792,937	$23,536,353

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 39

NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other gains/losses	$(27,145,470	)(a)
Unrealized appreciation/(depreciation)	53,498,637	(b)

Total accumulated earnings/(deficit)	$26,353,167	(c)

(a)	On October 31, 2016, the Fund had a net capital loss carryforward of $27,145,470.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of tender option bonds and swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of October 31, 2016, the Fund had a net capital loss carryforward of $27,145,470 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$ 979,235	n/a	2017
5,292,453	n/a	2018
4,345,107	n/a	2019
6,929,515	$ 9,599,160	no expiration

NOTE G

Risks Involved in Investing in the Fund

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

40 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Tax Risk—There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising interest rates due to the current period of historically low rates and the effect of government fiscal policy initiatives, including Federal Reserve actions, and market reaction to these initiatives. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 41

NOTES TO FINANCIAL STATEMENTS (continued)

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Financing and Related Transactions; Leverage and Other Risks—The Fund utilizes leverage to seek to enhance the yield and net asset value attributable to its common stock. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for holders of common stock, including the likelihood of greater volatility of the net asset value and market price of the common stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. As a result, the amounts available for distribution to common stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the preferred shares or floaters in tender option bond transactions would increase, which may adversely affect the Fund’s income and distribution to common stockholders. A decline in distributions would adversely affect the

42 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Fund’s yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value attributable to the Fund’s common stock and possibly the market value of the shares.

The Fund’s outstanding APS and VMTPS result in leverage. The Fund may also use other types of financial leverage, including tender option bond transactions, either in combination with, or in lieu of, the preferred shares. In a tender option bond transaction, the Fund may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Fund receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Fund continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Fund also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note H to the financial statements for more information about tender option bond transactions.

The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

Because the advisory fees received by the Adviser are based on the total net assets of the Fund (including assets supported by the proceeds of the Fund’s outstanding preferred shares), the Adviser has a financial incentive for the Fund to keep its preferred shares outstanding, which may create a conflict of interest between the Adviser and the common shareholders of the Fund.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 43

NOTES TO FINANCIAL STATEMENTS (continued)

Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond (“TOB”) transactions in which the Fund transfers a fixed rate bond (“Fixed Rate Bond”) to a broker for cash. The broker deposits the Fixed Rate Bond into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust), organized by the broker. The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At April 30, 2017, the amount of the Fund’s Floating Rate Notes outstanding was $30,995,000 and the related interest rate was 0.98%. For the six months ended April 30, 2017, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were $30,995,000 and 1.41%, respectively.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing. For the six months ended April 30, 2017, the Fund did not engage in such transactions.

The final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) were issued on

44 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

December 10, 2013. The Volcker Rule precludes banking entities and their affiliates from (i) sponsoring residual interest bond programs, such as the Fund’s TOB transactions (as such programs were then previously or are presently structured), and (ii) continuing certain relationships with or certain services for residual interest bond programs. As a result, such residual interest bond trusts need to be restructured or unwound. The effects of the Volcker Rule may make it more difficult for the Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage. Banking entities subject to the Volcker Rule were required to comply by July 21, 2015 for TOBs established after December 31, 2013, and by July 21, 2017 for TOBs established prior to December 31, 2013.

NOTE I

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 45

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 15.36	$ 14.87	$ 14.79	$ 13.73	$ 15.24	$ 14.26

Income From Investment Operations
Net investment income(a)	.33	(b)†	.71	(b)	.81	.85	.82	.95
Net realized and unrealized gain (loss) on investment transactions	(.64)	.52	(.21)	1.09	(1.42)	.98
Dividends to auction preferred shareholders from net investment income (common stock equivalent basis)	(.02)	(.02)	(.01)	(.01)	(.02)	(.02)

Net increase (decrease) in net asset value from operations	(.33)	1.21	.59	1.93	(.62)	1.91

Less: Dividends and Distributions to Common Shareholders from
Net investment income	(.32)	(.69)	(.81)	(.84)	(.89)	(.93)
Return of capital	– 0	–	(.03)	(.01)	(.03)	– 0	–	– 0	–

Total dividends and distributions	(.32)	(.72)	(.82)	(.87)	(.89)	(.93)

Net increase from tender and repurchase of Auction Preferred Shares	– 0	–	– 0	–	.31	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 14.71	$ 15.36	$ 14.87	$ 14.79	$ 13.73	$ 15.24

Market value, end of period	$ 13.60	$ 13.86	$ 13.55	$ 14.04	$ 12.95	$ 16.16

Premium/(Discount), end of period	(7.55)%	(9.77)%	(8.88)%	(5.07)%	(5.68)%	6.04%
Total Return
Total investment return based on:(c)
Market value	.54%	7.57%	2.52%	15.72%	(14.62)%	23.57%
Net asset value	(1.88	)%†	8.63%	6.80	%(d)	14.98%	(4.01)%	13.76%
Ratios/Supplemental Data
Net assets applicable to common shareholders, end of period (000’s omitted)	$422,899	$441,514	$427,527	$425,079	$394,775	$437,749
Auction Preferred Shares:
Liquidation value ($25,000 per share) (000’s omitted)	$92,125	$92,125	$92,125	$242,225	$242,225	$242,225
Asset coverage per share	$70,332	$72,327	$70,828	$68,750	$65,750	$70,250
Variable Rate MuniFund Term Preferred Shares:
Liquidation value ($25,000 per share) (000’‘s omitted)	$141,100	$141,100	$141,100	N/A	N/A	N/A
Asset coverage per share	$70,332	$72,327	$70,828	N/A	N/A	N/A
Ratio to average net assets applicable to common shareholders of:
Expenses, net of waivers/reimbursements(e)(f)	1.37	%^	1.59%	1.16%	1.17%	1.11%	1.10%
Expenses, before waivers/reimbursements(e)(f)	1.37	%^	1.59%	1.16%	1.17%	1.11%	1.10%
Net investment income, before Auction Preferred Shares dividends(e)	3.78	%(b)^†	4.60	%(b)	5.56%	6.03%	5.63%	6.42%
Auction Preferred Shares dividends	.20%	.13%	.06%	.06%	.11%	.14%
Net investment income, net of Auction Preferred Shares dividends	3.58	%(b)^†	4.47	%(b)	5.50%	5.97%	5.52%	6.28%
Portfolio turnover rate	8%	14%	24%	26%	41%	28%
Asset coverage ratio	281%	289%	283%	275%	263%	281%

See footnote summary on page 47.

46 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees waived by the Adviser.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)	The total return based on net asset value reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Preferred Shares at 94% of the per share liquidation preference. Absent this transaction, the total return based on net asset values would have been 4.57%.

(e)	These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

(f)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2017 (unaudited)		Year Ended October 31,
			2016	2015	2014	2013	2012

Net of waivers	.81	%^	.96%	1.01%	1.04%	1.02%	1.00%
Before waivers	.81	%^	.96%	1.01%	1.04%	1.02%	1.00%

†	For the six months ended April 30, 2017 the amount includes a refund for overbilling of prior years' custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$ .001	.01%	.01%

^	Annualized.

See notes to financial statements.

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 47

ADDITIONAL INFORMATION

(unaudited)

Shareholders whose shares are registered in their own names can elect to participate in the Dividend Reinvestment Plan (the “Plan”), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the “Dividend Shares”). Computershare Trust Company NA, (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

48 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

ADDITIONAL INFORMATION (continued)

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 30170, College Station, TX 77842-3170.

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 49

RESULTS OF STOCKHOLDER MEETING

(unaudited)

The Annual Meeting of Stockholders of Alliance National Municipal Income Fund, Inc. (“the Fund”) was held on March 29, 2017. A description of the proposal and number of shares voted at the Meeting are as follows:

To elect Directors for a term of three years and until his or her successor is duly elected and qualifies.

Class Two (term expires 2020)

	Voted For	Authority Withheld
Common Shares:
William H. Foulk, Jr.	24,575,122	1,962,336
Carol C. McMullen	25,153,298	1,384,160
Robert M. Keith	25,237,351	1,300,107

50 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.,(1) Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Robert “Guy” B. Davidson III,(2) Senior Vice President Fred S. Cohen,(2) Vice President Terrance T. Hults,(2) Vice President	Matthew J. Norton,(2) Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Preferred Shares:

Dividend Paying Agent,

Transfer Agent and Registrar

The Bank of New York

101 Barclay Street - 7W

New York, NY 10286

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Common Stock:

Dividend Paying Agent,

Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Municipal Bond Investment Team. The investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Robert “Guy” B. Davidson III, Fred S. Cohen, Terrance T. Hults and
Matthew J. Norton.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time-to-time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of AllianceBernstein National Municipal Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

Annual Certifications—As required, on April 29, 2016, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the period.

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 51

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein National Municipal Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 1-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer).

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the

52 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary that provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 53

understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the Fund’s performance against a peer group selected by Broadridge, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2016 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the latest fiscal year actual advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s latest fiscal year actual advisory fee rate with a peer group median and a peer universe median.

The directors noted that Broadridge calculates the fee rate based on the Fund’s net assets attributable to common stockholders, whereas the Fund’s Advisory Agreement provides that fees are computed based on average daily net assets (i.e., including assets supported by the Fund’s preferred stock), which results in a lower stated fee rate.

The directors also compared the Fund’s contractual advisory fee rate with the fee rates charged by the Adviser for advising several open-end funds that invest in municipal securities and noted historical differences in their fee structures.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

The directors also considered the total expense ratio of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The

54 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rates on assets above specified levels. The directors considered that the Fund is a closed-end fixed-income fund and that it was not expected to have meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. They noted that, if the Fund’s net assets were to increase materially, they would review whether potential economies of scale were being realized.

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 55

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The Fund’s NYSE trading symbol is “AFB”. Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Saturday in Barron’s and other newspapers in a table called “Closed-End Bond Funds.” Daily net asset value and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com.

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan, shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional shares of the Fund by ComputerShare Trust Company, N.A., as agent under the Plan. Shareholders whose shares are held in the name of the broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of ComputerShare Trust Company, N.A.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company at (800) 219-4218.

56 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 1, 2016, Sustainable Global Thematic Fund was named Global Thematic Growth Fund; prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy.

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 57

NOTES

58 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

NOTES

abfunds.com	ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND | 59

NOTES

60 | ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND	abfunds.com

Privacy Policy Statement

AllianceBernstein and its affiliates (collectively “AllianceBernstein”) understand the importance of maintaining the confidentiality of their clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from a variety of sources, including: (1) account documentation, including applications or other forms, which may include information such as a client’s name, address, phone number, social security number, assets, income and other household information, (2) client transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients or former clients (collectively “clients”), except to our affiliates, or to others as permitted or required by law. From time to time, we may disclose nonpublic personal information that we collect about our clients to non-affiliated third parties, including those that perform transaction processing or servicing functions, those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement or those that provide professional services to us under a professional services agreement, all of which require the third party provider to adhere to our privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients that include restricting access to nonpublic personal information and maintaining physical, electronic and procedural safeguards which comply with applicable standards.

It is also our policy to prohibit the sharing of our clients’ personal information among our affiliated group of investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients, except as permitted by law. This information includes, but is not limited to, a client’s income and account history.

We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

ABNMIF-0152-0417

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein National Municipal Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 26, 2017

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: June 26, 2017